UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2025

FLUX POWER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31543	92-3550089
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2685 S. Melrose Drive, Vista, California	92081
(Address of Principal Executive Offices)	(Zip Code)

877-505-3589

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	FLUX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On August 1, 2025, the Board of Directors (the “Board”) of Flux Power Holdings, Inc. (the “Company”) promoted Mr. Jeffrey C. Mason, previously the Vice President and Operations, to the position of Chief Operating Officer effective immediately. Mr. Mason will continue to strategically lead operations to ensure quality and efficiency in supply chain, logistics and manufacturing for the Company. Mr. Mason will continue to receive his existing annual salary of $300,000 in connection with his services as the Vice President of Operations.

(e)

Salary Increases

On August 1, 2025, pursuant to the recommendation of the Compensation Committee (the “Compensation Committee”), the Board approved the following salary increase to the following executive officer, effective for the fiscal year 2026 (“FY2026”):

Name	Position	Current Base Salary	Salary for FY2026
Kevin S. Royal	Chief Financial Officer	$336,600	$346,698

FY2026 Bonuses Under the Annual Bonus Plan

As previously disclosed, the Board of Directors (the “Board”) of Flux Power Holdings, Inc. (the “Company”) previously approved an amended and restated annual cash bonus plan (the “Annual Bonus Plan”) which allows the Compensation Committee of the Board (the “Compensation Committee”) and/or the Board of the Company to set the amount of bonus each fiscal year and the performance criteria. All of the Company’s executive officers are eligible to participate in the Annual Bonus Plan.

On August 1, 2025, pursuant to the recommendation of the Compensation Committee, the Board approved the bonus pool and performance criteria (the “2026 Bonus”) for the Annual Bonus Plan for the fiscal year ending 2026 (“FY2026”). For FY2026, the performance goals applicable to a bonus are based on the Company achieving certain targets based on the Company’s full year revenue and net income, subject to the Company achieving a positive EBITDA (earnings before interest, taxes, depreciation and amortization) for FY2026 (the “Financial Targets”), in addition to a discretionary bonus based on certain individual key performance indicators (KPIs) (the “2026 Performance Matrix”).

The Compensation Committee approved the target cash bonuses under the 2026 Bonus based on the base salary for FY2026 for the following executive officers:

Name	Position	Base Salary	Bonus Percentage of Base Salary	Total Target Payout	Maximum Payout(1)
Krishna Vanka	Chief Executive Officer	$400,000	100%	$400,000	$600,000
Kevin S. Royal	Chief Financial Officer	$346,698	60%	$208,019	$277,705
Jeffrey Mason	Chief Operating Officer	$300,000	50%	$150,000	$200,250

(1)	Full maximum payout assuming targets reached as set forth in the 2026 Performance Matrix.

Grant of Stock Options

In addition, on August 1, 2026 (the “Grant Date”), pursuant to the recommendation of the Compensation Committee, the Board approved the grant of stock options (the “Options”) under the Company’s 2021 Equity Incentive Plan (the “2021 Plan”) to certain employees of the Company or its subsidiary, Flux Power, Inc. The Options are subject to the terms and conditions provided in the form of the Incentive Stock Option Agreement under the 2021 Plan (the “Option Agreement”). The Options have an exercise price of $1.88, which is based on the Company’s 10-day volume weighted average price for the ten (10) trading days ending on the Grant Date, and will expire ten (10) years from the Grant Date.

The following executive officers of the Company were granted Options under the 2021 Plan in such number and vesting schedule set forth as follows:

Name	Position	Options(1)	Vesting Schedule
Kevin S. Royal	Chief Financial Officer	84,150	Annually over 3 years from Grant Date
Jeffrey Mason	Chief Operating Officer	56,100	Annually over 3 years from Grant Date

(1)	Subject to $100,000 ISO limitation under the 2021 Plan

Grant of Restricted Stock Units to the Chief Executive Officer

In addition, on August 1, 2026 (the “Grant Date”), pursuant to the recommendation of the Compensation Committee, the Board approved grants of time-based restricted stock units (“RSUs”) and performance-based RSUs to Mr. Krishna Vanka, the Company’s Chief Executive Officer. The respective grants of the time-based RSUs and performance-based RSUs are subject to the terms and conditions provided in (i) the form of Restricted Stock Unit Award Agreement which is time based (“Time Based Awards”), and (ii) the form of Performance Restricted Stock Unit Award Agreement which is performance based (“Performance Based Awards”) under the 2021 Plan. The performance-based Awards are eligible to vest based upon the achievement of certain budget performance goals of the Company as determined by the Compensation Committee (the “Performance Goals”). Any Performance Based Awards that are not earned at the end of the performance period upon the determination of the achievement of the Performance Goals will be forfeited.

Mr. Vanka was granted RSUs under the 2021 Plan in the amounts and according to the vesting schedule indicated below:

Time Based Awards:

Name	Title	No. of RSUs(1)	Vesting Schedule
Krishna Vanka	Chief Executive Officer	121,951	Annually over 3 years, with the first vest date on July 1, 2026

(1)	Based on an aggregate grant date value of $200,000, which is 50% of Mr. Vanka’s base salary, divided by $1.64 per share, which was the closing price of the Company’s Common Stock on July 1, 2026.

Performance Based Awards:

Name	Title	No. of RSUs(1)		Vesting Schedule
Krishna Vanka	Chief Executive Officer	182,927	(2)	Cliff-vest on the third anniversary of July 1, 2025

(1)	Based on an aggregate grant date value of $200,000, which is 50% of Mr. Vanka’s base salary, divided by $1.64 per share, which was the closing price of the Company’s Common Stock on July 1, 2026.
(2)	Assumes achievement of the maximum level of the Performance Goals.

A copy of the Amended Annual Bonus Plan is attached as Exhibit 10.1 hereto and is incorporated herein by reference to this Form 8-K. The foregoing summary of Annual Bonus Plan is subject to, and qualified in their entirety to the terms set forth in the Annual Bonus Plan, which is filed as Exhibit 10.1 on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 24, 2023 and incorporated herein by reference to this Current Report on Form 8-K. The Options, the time-based RSUs and performance-based RSUs are subject to, and qualified in their entirety to the terms set forth in the Option Agreement, the form of Restricted Stock Unit Award Agreement and Performance Restricted Stock Unit Award Agreement, which are filed as Exhibits 4.6, 4.7 and 4.10 respectively on Form S-8 (File No. 333-267974) filed with SEC on October 21, 2022, and are incorporated herein by reference to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flux Power Holdings, Inc.
a Nevada corporation

	By:	/s/ Krishna Vanka
Krishna Vanka
Chief Executive Officer

Dated: August 6, 2025